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                                                                   Exhibit 10.21



                                   SIMULA, INC.
                             1994 STOCK OPTION PLAN

                    (as amended effective September 15, 1998)

      1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentive to Employees of the Company, and to promote the success of the Company's business through the grant to Employees, directors, and others, of options to purchase shares of the Company's Common Stock.

      Options granted hereunder may be either Incentive Stock or Non-Statutory Stock Options, at the discretion of the Committee. The type of options granted shall be reflected in the terms of written Stock Option Agreements.

      2.    Definitions. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

            (c) "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

            (d) "Company" shall mean SIMULA, INC., an Arizona corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

            (e) "Committee" shall mean the Compensation Committee appointed by the Board in accordance with paragraph (a) of Section 4 below to administer the Plan.

            (f) "Employee" shall mean any person, including salaried officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (g) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

            (h) "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the closing price of Common Stock as listed on any public securities exchange, or, in the event the Common Stock is not listed on any public securities exchange, such value as determined by the Committee consistent with applicable rules under Section 422 of the Code.

            (i) "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.


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            (j) "Option" shall mean a stock option granted under the Plan.

            (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (l) "Optionee" shall mean an Employee of the Company who has been granted one or more Options.

            (m) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (n) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (o) "Plan" shall mean this 1994 Stock Option Plan, as amended.

            (p) "Reload Option" shall mean an Option granted pursuant to Section 9(e) hereof.

            (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (r) "Stock Option Agreement" shall mean the written agreement between the Company and the Optionee relating to the grant of an Option.

            (s) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

            (t) "Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

      3. Common Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is two million five hundred thousand (2,500,000) Shares, as adjusted from time to time pursuant to the terms of the Plan and applicable law. The Shares may be authorized, but unissued, or previously issued Shares acquired by the Company and held in treasury.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, or if an exercise pursuant to Section 8(b)(iv) results in the issuance of a reduced number of Shares in satisfaction of an Option exercise, the Shares not issued to the Optionee covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

      Subject to the provisions of Section 11 of the Plan, no Employee shall be granted within any fiscal year of the Company Options which in the aggregate cover more than five hundred thousand (500,000) Shares (the "Section 162(m) Grant Limit").



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      4. Administration of the Plan.

            (a)   Procedure.

                  i) The Plan shall be administered by a Committee of the Board consisting solely of two or more outside directors (the "Committee"). No member of the Committee shall, during service as an administrator, be granted or awarded options, rights, or equity securities under the Plan or under any other plan of the Company or its affiliates except as permitted under Section 8(d) of the Plan or Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A quorum of such Committee shall consist of a majority of the members of such Committee, or as may be otherwise provided in the Company's bylaws. The Plan shall be administered by the Committee in accordance with Rule 16b-3.

                  ii) The Committee shall continue to serve until otherwise
            directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the "disinterested administration" requirements of Rule 16b-3.

            (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Non-Statutory Stock Options in their discretion, or pursuant to one or more formulae; (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees and others to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to amend the Plan to the extent that such amendment does not require the approval of Shareholders and to prescribe, amend and rescind rules and regulations relating to the Plan, including modifications to conform the Plan to the requirements of the Code and state and federal securities laws, as the same may be amended from time to time; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including pursuant to
      Section 8(d) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.



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            (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      5.    Eligibility.

            (a) Consistent with the Plan's purposes, Options may be granted only to persons as determined by the Committee or executive officers of the Company on behalf of the Committee. An individual who has been granted an Option may, if he is otherwise eligible, be granted additional Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

            (b) Incentive Stock Options and Non-Statutory Stock Options granted to Employees and outside directors of the Company under the Plan, unless specifically provided otherwise in the Stock Option Agreement, will be subject to forfeiture until such time as the Optionee has been continuously employed by the Company for one year after the date of the grant of the Options (or in the case of an outside director, served one year thereafter), and may not be exercised prior to such time. Reload Options will be subject to forfeiture until such time as the Optionee has been continuously employed by the Company for six (6) months after the date of the grant of the Reload Options (or in the case of an outside director, served six (6) months thereafter), or such greater period specified in the Stock Option Agreement, and may not be exercised prior to such time. At such time as the Optionee has been continuously employed or engaged by the Company for the applicable period, the foregoing restrictions shall lapse and the Optionee may exercise the Options at any time otherwise consistent with the Plan and the Stock Option Agreement. Notwithstanding the foregoing, Employees or outside directors of the Company who become disabled, as described in Section 9(c), or who die while employed by the Company or within three (3) months thereof, may exercise immediately upon such disability or death themselves or through their estates or heirs.

            (c) To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company and the Parents and Subsidiaries of the Company are exercisable for the first time by an Optionee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated for federal income tax purposes as Non-Statutory Stock Options.

      6. Shareholder Approval and Effective Date. This Plan was first adopted in June of 1994 and was last materially amended by Company shareholders on June 12, 1997, and grants may be made hereunder as of the initial adoption of the Plan. No Option may be granted under the Plan after June 12, 2007 (ten (10) years from the last shareholder approval of a material amendment to the Plan); provided, however that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

      7. Term of Option. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be ten (10) years from the date of grant thereof. In no case shall the term of any Option exceed ten (10) years from the date of grant thereof. Notwithstanding the



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above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

      8. Terms and Conditions.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant, and in the case of a Non-Statutory Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value per share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                  (b) Payment. The price of an exercised Option and the Employee's portion of any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                        i) In United States dollars in cash or by check, bank
            draft or money order payable to the order of the Company; or

                        ii) At the discretion of the Committee, through the
            delivery of shares of Common Stock with an aggregate Fair Market Value equal to the option price and withholding taxes, if any; provided, however, that such shares tendered shall have been held by the Optionee a minimum of six (6) months; or

                        iii) In accordance with applicable Company procedures
            regarding customary "broker" or "cashless" exercises, by directing a third party to sell Shares acquired upon exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price; or

                        iv) In accordance with applicable Company procedures, by
            reducing the number of Shares issuable upon such exercise based on the Fair Market Value on the date preceding the date of exercise; or

                        v) At the election of the Optionee pursuant to Section
            17 and with the consent of the Committee pursuant to Section 4(b)(x), by the Company's retention of such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Employee's portion of the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee;




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                  vi) At the election of the Optionee and with the consent of the Committee, by the Company's retention of such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Optionee's expected aggregate federal, state, local and foreign tax liability, as determined by the Optionee and approved by the Committee, with respect to income generated by the exercise of the Option by the Optionee;

                  vii) By a combination of (i), (ii), (iii), (iv), (v) and
            (vi) above; or

                  viii) In the manner provided in subsection (c) below.

            The Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

            (c) Financial Assistance to Optionees. The Committee may assist Optionees in paying the exercise price of Options granted under this Plan in the following manner:

                  i) The extension of a loan to the Optionee by the Company; or

                  ii) Payment by the Optionee of the exercise price in
            installments; or

                  iii) A guaranty by the Company of a loan obtained by the
            Optionee from a third party.

            The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Committee, in its sole discretion. Subject to applicable margin requirements, any loans, installment payments or guarantees authorized by the Committee pursuant to the Plan may be granted without security, but the maximum credit available shall not exceed the exercise price for the Shares for which the Option is to be exercised, plus any federal and state income tax liability incurred in connection with the exercise of the Option.

            (d) Outside Directors Options. Each outside director of the Company (that is, each director who is not also an Employee of the Company and is not affiliated with any entity directly or indirectly owning five percent (5%) or more of any class of stock of the Company) shall be automatically granted Non-Statutory Stock Options for (i) fifteen thousand (15,000) Shares as of the effective date of this Plan (or, as of the date of their appointment or election to the Board for individuals that are not members as of the effective date of the Plan) and, (ii) one thousand five hundred (1,500) Shares on or about the date of each successive Annual Meeting of the Shareholders of the Company, commencing with the Annual Meeting in 1996. Such initial and annually awarded Options shall be granted on the terms and conditions and limitations applicable generally to the grant of Non-Statutory Options under this Plan. The exercise price of such Options shall be one hundred percent (100%) of the Fair Market Value on the date of grant. The provisions of this Plan regarding formula awards to outside directors shall not be



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      amended more than once every six (6) months, other then to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

      9.    Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Committee at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

            Except with respect to Shares not issued to an Optionee pursuant to
      Section 8(b)(iv), the exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares to which the Option is exercised.

            (b) Termination of Status as an Employee. If an Employee's employment by the Company is terminated for cause, then any Option held by the Employee shall be immediately canceled upon termination of employment and the Employee shall have no further rights with respect to such Option. Unless otherwise provided in the Stock Option Agreement, if an Employee's employment by the Company is terminated for reasons other than cause, and does not occur due to death or disability, then the Employee may exercise his Option at any time during the term of the Option to the extent that he was entitled to exercise it at the date of such termination, provided that any exercise of an Incentive Stock Option after the period ending three
      (3) months following an Employee's termination shall be treated as the exercise of a Non-Statutory Stock Option. To the extent that he was not entitled to exercise the Option at the date of such termination, the Option shall terminate.

            (c) Disability. In the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may exercise his Option at any time during the term


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      of the Option to the extent he was entitled to exercise it at the date of such termination, provided that any exercise of an Incentive Stock Option after the period ending one (1) year following an Employee's termination shall be treated as the exercise of a Non-Statutory Stock Option. To the extent that he was not entitled to exercise the Option at the date of termination, the Option shall terminate.

             (d) Death. If an Employee dies during the term of the Option, the Option may be exercised at any time following the date of death during the term of the Option by the Employee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Employee was entitled to exercise the Option on the date of death. To the extent the Employee was not entitled to exercise the Option on the date of death, the Option shall terminate.

            (e) Reload Options. Pursuant to applicable Company procedures, if an Employee exercises an Option and pays all or a portion of the exercise price pursuant to Section 8(b)(ii), (iii) or (iv), such Employee (either pursuant to the terms of a Stock Option Agreement or pursuant to the exercise of Committee discretion) may be granted a new Option to purchase additional Shares equal to the number of Shares retained by the Company or Shares not issued to the Optionee pursuant to Section 8(b)(iii) in such payment. Such new Option: (i) shall have an exercise price equal to the Fair Market Value per Share on the date it is granted; (ii) shall first be exercisable six (6) months from its date of grant; and (iii) shall terminate on the same date as the termination date of the Options so exercised.

      10. Non-Transferability of Options. Unless otherwise specifically provided in a Stock Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. Adjustments upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the Section 162(m) Grant Limit, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of Shares subject to an Option.

      In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise



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provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger of sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee (or the executive office administrator) makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided, however, that without further shareholder approval, the Committee's authority hereunder shall be subject to such restrictions as may be required to comply with Section 16(b) of the Exchange Act and
      Section 162(m) of the Code; provided further that the following revisions or amendments shall require approval of the Shareholders of the Company, to the extent required by law, rule or regulation:

                  i) Any material increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

                  ii) Any material change in the designation of the Employees eligible to be granted Options.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall confer the terms and benefits of the amendment on Options already granted, provided that any termination or amendment adverse to holders of previously granted Options under the Plan shall not affect such previously granted Options, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated; provided further that (i) any amendment constituting a



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      "modification, extension or renewal" under Section 424(h) of the Code and the regulations promulgated thereunder shall not apply to Incentive Stock Options previously granted that have an exercise price less than the Fair Market Value of the Common Stock of the Company on the date of such amendment, (ii) any amendment entailing a new measurement date for financial accounting purposes shall not apply to Options previously granted that have an exercise price less than the Fair Market Value of the Common Stock of the Company on the date of such amendment, and (iii) such Options shall continue to be governed by the Plan as in effect prior to such amendment.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired upon the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

      15. Reservation of Shares. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      16. Option Agreement. Options shall be evidenced by Stock Option Agreements in such form as the Committee shall approve.

      17. Withholding Taxes. The Committee, or Company executives on behalf of the Committee, may, in its discretion, condition an Optionee's exercise of an Option on the Optionee's payment to the Company of the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee (the "Company's Withholding Obligations"). Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the



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Company withhold from those Shares that would otherwise be received upon the exercise of any Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's Withholding Obligations.

      An Optionee who is also an officer of the Company must make the above described election:

            (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

            (b) either:

                        i) six months prior to the Tax Date, or

                        ii) prior to the Tax Date and during the period
            beginning on the third business day following the date the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

            18.   Miscellaneous Provisions.

            (a) Plan Expense. Any expense of administering this Plan shall be borne by the Company.

            (b) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

            (c) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona without regard to conflict of law principles and, where applicable, in accordance with the Code.

            (d) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

            (e) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by



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      them in satisfaction of a judgment in any such action, suite or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on her or his own behalf.

            (f) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

            (g) No Employment Agreement. The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.



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